UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

Commission File Number 333-154989

ENTEST BIOMEDICAL, INC.

(Exact Name of Company as Specified in Charter)

Nevada	26-3431263
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4700 Spring Street, Suite 304, La Mesa California	91942
(Address of principal executive offices)	(Zip Code)

619-702-1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendment of Articles of Incorporation

On January 10, 2018 Entest Biomedical, Inc. ( the “Company”) filed a Certificate of Amendment with the Nevada Secretary of State authorizing a change to the Company’s Articles of Incorporation.

The change is as follows:

Effective February 12, 2018 the name of the Company shall be Entest Group, Inc.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
3(i)	TEXT OF CERTIFICATE OF AMENDMENT.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST BIOMEDICAL, INC.

Dated: January 10, 2018	By: /s/ David Koos
David Koos
Chief Executive Officer

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